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                                                                       EXHIBIT j

                   [LETTERHEAD OF KIRKPATRICK & LOCKHART LLP]



                               February 12, 1999


AIM Growth Series
11 Greenway Plaza, Suite 100
Houston, Texas 77046

Ladies and Gentlemen:

      We hereby consent to the reference to our firm in the statements of additional information that are being filed as part of Post-Effective Amendment No. 46 to the registration statement of AIM Growth Series on Form N-1A (File No. 2-57526).


                               Very truly yours,


                               KIRKPATRICK & LOCKHART LLP



                               By:  /s/ R. DARRELL MOUNTS
                                    R. Darrell Mounts